                                                                   EXHIBIT 10.10




                         Dated    day of            1993



                        INDUSTRIAL DEVELOPMENT AUTHORITY


                                   first part


                         TRIAD SYSTEMS IRELAND LIMITED


                                  second part


                           TRIAD SYSTEMS CORPORATION


                                   third part

                                      and


                             TRIDEX SYSTEMS LIMITED


                                  fourth part


               ---------------------------------------------------

                             SUPPLEMENTAL AGREEMENT

               ---------------------------------------------------



                        INDUSTRIAL DEVELOPMENT AUTHORITY
                        Wilton Park House
                        Wilton Place
                        Dublin 2

AGREEMENT made the 23rd day of June 1993 BETWEEN the INDUSTRIAL DEVELOPMENT AUTHORITY having its registered office at Wilton Park House, Wilton Place, Dublin 2 (hereinafter called "the Authority") of the first part, TRIAD SYSTEMS IRELAND LIMITED having its registered office at Ballinalee Road, Longford (hereinafter called "the Company") of the second part, TRIAD SYSTEMS CORPORATION having its registered office at 3055 Triad Drive, Livermore, CA 94550 USA (hereinafter called "Triad") of the third part and TRIDEX SYSTEMS LIMITED having its registered office at 2-3 Victory Business Centre Fleming Way, Isleworth, Middlesex (hereinafter called "Tridex") of the fourth part, the third and fourth part hereinafter collectively called "the Promoters" SUPPLEMENTAL to the Grant Agreement dated the 25th day of September 1992 made between the Authority, the Company and the Promoters (hereinafter called the "the Principal Agreement").

WHEREAS:

A. Under the Principal Agreement the Authority agreed to make grants totalling IRL.1,726,874 towards the cost of establishing in three phases and carrying on in Templemichael, Longford, Co Longford an Industrial undertaking for the provision of Inventory Management Systems for automotive parts to include Product Development, Systems Assembly, Marketing, Market/Consumer Support, Data Processing and Data Base Development (hereinafter called "the Undertaking")

B. The Company has now applied to the Authority for its consent to the following:

(i) that there shall be a re-allocation of expenditure in the amount of L.361,714 from new machinery and equipment to building modifications for phase 1 of the Undertaking.

(ii) that the Company be permitted to sell its product on the domestic market.

(iii) that the phrase "through the United Kingdom" in Clause 8-1-2 (vi) of the Principal Agreement be deleted.

C.   The Authority is willing to accede to the said application.

NOW IT IS HEREBY WITNESSED by and between the Authority, the Company and the Promoters that in consideration of the Company carrying on the Undertaking in accordance with the terms of the Principal Agreement the Authority agrees to the foregoing SUBJECT to the following terms and conditions:-

1. That Paragraph 1 of the Second Schedule to the Principal Agreement be amended to read as follows:-


     ELIGIBLE ASSETS AND ESTIMATED COST


                 PHASE 1          PHASE 2        TOTAL
                ---------        --------      ---------
Building
Modifications     421,714                        421,714
New Machinery
and Equipment     848,286         382,000      1,230,286
                ---------        --------      ---------

TOTAL           1,270,000         382,000      1,652,000


2. That the grant towards expenditure on building modifications in the amount of (pound)361,714 (being the amount the subject of reallocation) be paid at a rate of 45%.

3. That Clause 4 - Provision of Services - in the Principal Agreement be deleted.

4. That Clause 8-1-2 (vi) of the Principal Agreement be amended to read as follows:

(vi) that grant monies in the amount of (pound)272,500 towards new machinery and equipment will be withheld until Phase 1 of the Undertaking has been implemented i.e. until 88 permanent full time jobs are in place and the Company has generated IR(pound)2,000,000 in sales from the "Catelog" products and supporting software and hardware.


IT IS HEREBY AGREED that except as expressly or impliedly provided in this agreement the provisions of the Principal Agreement shall continue to operate and apply.

IN WITNESS WHEREOF the parties hereto have affixed their respective seals the day and year first herein written.



PRESENT when the Seal of the
INDUSTRIAL DEVELOPMENT AUTHORITY
was affixed hereto:-

                                      /s/ [ILLEGIBLE]
                                      ----------------------------------------
                                      Authorised Officer

                                      /s/ [ILLEGIBLE]
                                      ----------------------------------------
                                      Authorised Officer




PRESENT when the Seal of
TRIAD SYSTEMS IRELAND LIMITED
was affixed hereto:

                                      /s/ JEROME W. CARLSON
                                      ----------------------------------------
                                      Director

                                      /s/ [ILLEGIBLE]
                                      ----------------------------------------
                                      Director



PRESENT when the Seal of
TRIAD SYSTEMS CORPORATION
was affixed hereto:

                                      /s/ JEROME W. CARLSON
                                      ----------------------------------------
                                      Secretary

                                      /s/ JAMES R. PORTER
                                      ----------------------------------------
                                      Director





 PRESENT when the Seal of
 TRIDEX SYSTEMS LIMITED
 was affixed hereto:
                                      /s/ [ILLEGIBLE]
                                      ----------------------------------------
                                      Director

                                      /s/ JEROME W. CARLSON
                                      ----------------------------------------
                                      Director